EXHIBIT 32

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of New World Brands, Inc. (the Company)
on Form 10-QSB for the period ended August 31, 2003 as filed with the Securities and Exchange Commission on the date therein specified (the Report), the undersigned, Marvin Ribotsky, Chairman of the Board and Vice President of the
Company, and Allen Salzman, Chief Executive Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350, that to the best of our knowledge:

(1)  The Report fully complies with the requirements of section 13(a) of the
     Securities Exchange Act of 1934, and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of New World
     Brands, Inc.

Date: October 20, 2003               By /s/ Marvin Ribotsky
      ----------------                  --------------------------------------------
                                            Marvin Ribotsky
                                            Chairman of the Board and Vice President
                                            (principal financial officer)

Date: October 20, 2003               By /s/ Allen Salzman
      ----------------                  ------------------------------
                                            Allen Salzman
                                            Chief Executive Officer
                                            (principal executive officer)